SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2004

INGRAM MICRO INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)

1-12203	62-1644402
(Commission File Number)	(IRS Employer Identification No.)

1600 E. St. Andrew Place,
Santa Ana, CA	92799-5125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 566-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

      On September 26, 2004 Ingram Micro Inc. (“Ingram Micro”) announced that it had entered into a definitive agreement (the “Share Sale Agreement”) to acquire Techpac Holdings Limited in an all cash transaction (the “Tech Pacific Acquisition”).

      Ingram Micro is furnishing the Conference Call Script, dated September 27, 2004 associated with the conference call referred to in its press release announcing such acquisition. The script is attached hereto as Exhibit 99.01.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

Exhibit Number	Description of Exhibit
99.01	Tech Pacific Acquisition Conference Call Script dated September 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ingram Micro Inc.

Date:	September 27, 2004	By:	/s/ Larry C. Boyd

			Name:	Larry C. Boyd
			Title:	Senior Vice President, Secretary
and General Counsel